Exhibit 10.9

AMENDMENT NO. 5 TO AMENDED AND RESTATED
CONSTRUCTION AND TERM LOAN AGREEMENT

        THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT, dated as of December 15, 1996, is made by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower, (ii) CREDIT SUISSE, NATIONAL WESTMINSTER BANK Plc, THE BANK OF NOVA SCOTIA, THE SUMITOMO BANK, LIMITED, New York Branch, THE SUMITOMO TRUST AND BANKING CO., LTD., New York Branch, THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, UNION BANK, UNION BANK OF SWITZERLAND, THE FUJI BANK LIMITED, Los Angeles Agency, CREDIT LYONNAIS, New York Branch, CREDIT LYONNAIS, Cayman Island Branch, THE TORONTO-DOMINION BANK and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and each Purchasing Institutional Lender, as Institutional Lenders, (iv) CREDIT SUISSE, New York Branch, as the Issuing Bank, (v) CREDIT SUISSE, NATIONAL WESTMINSTER BANK Plc, THE BANK OF NOVA SCOTIA and THE SUMITOMO BANK, LIMITED, New York Branch, as Co-Agents, and (vi) CREDIT SUISSE, as Agent for the Lenders, the Institutional Lenders and the Issuing Bank.

W I T N E S S E T H :

        WHEREAS, the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994, Amendment No. 3 dated as of January 31, 1995 and Amendment No. 4, dated as of October 19, 1995 (the “Credit Agreement”), among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent sets forth, among other things, the terms and conditions upon which Borrower may make Permitted Investments (unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall have the meanings indicated in the Credit Agreement, and unless otherwise specified herein, references to any “Article” or “Section” shall refer to the appropriate article or section of the Credit Agreement);

        WHEREAS, the Credit Agreement sets forth the Borrower’s minimum insurance maintenance requirements for the Rova I Facility and the Rova II Facility; and

        WHEREAS, Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent desire to amend the Credit Agreement as provided herein;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

        Section 1.   Amendments. Subject to the limitations contained in Section 2 hereof, the Credit Agreement is hereby amended as follows:

        1.1.     The definition of “Permitted Investments” in Exhibit X is hereby amended by deleting the words “or (e)” in the nineteenth line thereof and inserting in their place:

“ (e) time deposits with banks rated “Aal” or better by Moody’s or “AA” or better by S&P and having capital, surplus and undivided profits of at least $1,000,000,000, including but not limited to Eurodollar time deposits, provided that any Eurodollar time deposits shall be held only by Agent, and any such time deposits shall have a maturity of not longer than 90 days; or (f)"

        1.2.     The definition of “Permitted Contract” in Exhibit X is hereby amended in its entirety as follows:

“ ‘Permitted Contract’ means (a) any agreement of Borrower entered into after the Closing Date with respect to the operation, maintenance, repair or renovation of the Rova I Facility and/or the Rova II Facility, as applicable, other than those agreements referred to in clause (b) hereto, requiring payments (including contingent payments such as indemnities, guaranties or similar obligations) by any party thereto of not more than $900,000 per year; provided that at no time shall all payments (including any such contingent payments) required to be made by all parties under all Permitted Contracts specified in this clause (a) then in effect in the aggregate exceed $1,500,000 per year without the consent of Agent and Institutional Agent; and provided, further, that Agent and Institutional Agent shall receive notice of the execution of any such agreements, shall receive a copy thereof and, upon the reasonable request of Agent, shall be granted a security interest therein (with the consent of the non-assigning party, if reasonably obtainable), and (b) all purchase orders of other agreements entered into pursuant to Section 5.11 of the Operating Agreement to the extent such obligations are reflected in the then current Rova I Operating Budget and/or the Rova II Operating Budget; provided that in the case of any such purchase orders or other agreements requiring payments (including any contingent payments set forth above) of more than $300,000, Agent and Institutional Agent shall receive notice of the execution of any such purchase orders or other agreements, shall receive a copy thereof and, upon the reasonable request of Agent, shall be granted a security interest therein (with the consent of the non-assigning party, if reasonably obtainable). The aforesaid dollar limits shall be increased or decreased from time to time by the same percentage as the “Fuel Compensation Price” (as defined in the Rova I Power Purchase Agreement) is then increased or decreased pursuant to Section 10.3 through 10.7 of the Rova I Power Purchase Agreement; provided that no decrease shall cause an existing Permitted Contract to cease being a Permitted Contract under the Credit Agreement.”

        1.3.     Section 6.6(a) is hereby amended by restating the fourth sentence thereof as follows:

“Borrower shall not contract and shall not permit Operator to subcontract (except to the extent Borrower itself could have contracted by means of a Permitted Contract) for any material work without the prior written consent of Agent and Institutional Agent, which consent shall not unreasonably be withheld.”

        1.4.     Section 6.19(a) is hereby amended by inserting the following words after the words “Additional Contracts” in the first line thereof:

“Subject to the provisions of Section 6.6(a),”

        1.5.     Section (II) (2.1) (b) of Schedule 6.15 is hereby amended by deleting the words “and extra expenses with a sublimit of $20,000,000 in the sixteenth and seventeenth lines thereof and inserting in their place;

“with a sublimit of $2,000,000 and coverage for extra expense with a sublimit of $5,000,000.”

        Section 2.   Limitations. Except as expressly stated hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment No. 5 shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement. Notwithstanding the foregoing, this Amendment No. 5 is not intended, and nothing herein shall be interpreted, to update, bring-down, or otherwise expand any representations or warranties set forth in the Credit Agreement, as amended.

        Section 3.   Credit Agreement References. On and after the effective date of this Amendment No. 5, each reference in the Credit Agreement to “this Agreement,” “hereunder,”“hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder,” “thereof or words of like import in any Project Document, Loan Instrument or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment No. 5.

        Section 4.   Counterparts. This Amendment No. 5 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        Section 5.   Conditions to Effectiveness. This Amendment No. 5 shall become effective as of the date first above written, on the date of which all of the counterparts of this Amendment No. 5 shall have been duly executed and shall have been delivered to Agent.

        Section 6.   Governing Law. This Amendment No. 5 shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

        Section 7.   Successors and Assigns. All agreements, covenants, conditions and provisions of this Amendment No. 5 shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 5 as of the date first above written.

BORROWER:

WESTMORELAND-LG&E PARTNERS

By:	WESTMORELAND-ROANOKE VALLEY, L.P., as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ Gregory S. Woods Name: Gregory S. Woods Title: Vice President - Finance/Asset Management

By:	LG&E ROANOKE VALLEY L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ George Basinger Name: George Basinger Title: President

AGENT, CO-AGENTS AND LENDERS:

CREDIT SUISSE, as Agent, Co-Agent and Lender

By:	/s/ [illegible] Name: Suzanne Leon Title: Associate

By:	/s/ p.p. Leon Name: Andrew B. Leon Title: Associate

NATIONAL WESTMINSTER BANK PLC, as Co-Agent and Lender

By:	/s/ David Tang Name: David Tang Title: Vice President

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	/s/ B. T. Portis Name: B. T. Portis Title: [illegible] Manager

THE SUMITOMO BANK, LIMITED, New York Branch, as Co-Agent and Lender

By:	__________________ Name: Title:

THE SUMITOMO TRUST AND BANKING CO., LTD., New York Branch, as Lender

By:	/s/ Joseph M. Kelley Name: Joseph M. Kelley Title: Senior Vice President

THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, as Lender

By:	/s/ William Chin Name: William Chin Title: SVP

UNION BANK, as Lender

By:	/s/ Allan Majutra Name: Allan Majutra Title: Investment Banking Officer

UNION BANK OF SWITZERLAND, as Lender

By:	/s/ Thomas C. Powers Name: Thomas C. Powers Title: Assistant Vice President

By:	/s/ Kathleen Morris Name: Kathleen Morris Title: Vice President

THE FUJI BANK LIMITED, Los Angeles Agency, as Lender

By:	/s/ Nobuhiro Umemura Name: Nobuhiro Umemura Title: Joint General Manager

CREDIT LYONNAIS, New York Branch, as Lender

By:	/s/ James F. Guidera Name:James F. Guidera Title: Vice President

CREDIT LYONNAIS, Cayman Island Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

THE TORONTO-DOMINION BANK, as Lender

By:	/s/ Linda A. Lavin Name: Linda A. Lavin Title: Director

INSTITUTIONAL LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and Institutional Agent

By:	/s/ Joseph J. Lemanowicz Name: Joseph J. Lemanowicz Title: Vice President

ISSUING BANK:

CREDIT SUISSE, New York Branch, as Issuing Bank

By:	/s/ [illegible] Name: Suzanne Leon Title: Associate

By:	/s/ p.p. Leon Name: Andrew B. Leon Title: Associate